Filed pursuant to Rule 497(a)
Registration No. 333-283950
Rule 482ad

Nuveen Churchill Direct Lending Corp. Prices Public Offering
of $300 Million 6.650% Notes Due 2030
NEW YORK, NY, January 14, 2025 – Nuveen Churchill Direct Lending Corp. (the “Company,” “we,” “us” or “our”) (NYSE: NCDL) today announced that it has priced an underwritten public offering of $300 million in aggregate principal amount of 6.650% unsecured notes due 2030 (the “Notes”).
The Notes will mature on March 15, 2030, and may be redeemed in whole or in part at the Company’s option at any time prior to February 15, 2030, at par plus a “make-whole” premium plus accrued interest. The Notes will bear interest at a rate of 6.650% per year payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2025.
The offering is expected to close on January 22, 2025, subject to the satisfaction of customary closing conditions.
BofA Securities, Inc., SMBC Nikko Securities America, Inc., Wells Fargo Securities, LLC, and Morgan Stanley & Co. LLC are serving as the joint book-running managers for this offering. Citizens JMP Securities, LLC, Keefe, Bruyette & Woods, a Stifel Company, MUFG Securities Americas Inc., Truist Securities, Inc., and U.S. Bancorp Investments, Inc. are acting as co-managers for this offering. The Company intends to use the net proceeds from this offering to repay the outstanding indebtedness under the Company’s secured special purpose vehicle asset credit facility with Wells Fargo Bank, N.A. in full, to repay a portion of outstanding indebtedness under the Company’s senior secured revolving credit facility with Sumitomo Mitsui Banking Corporation, and for general purposes, which may include, among other things, investing in accordance with the Company’s investment objective and strategies.

Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated January 14, 2025, and the accompanying prospectus dated December 20, 2024, each of which has been filed with the Securities and Exchange Commission (the “SEC”), contain a description of these matters and other important information about the Company and should be read carefully before investing.
This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of, the Notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement (File No. 333-283950) relating to the Notes was filed on December 20, 2024 and became effective immediately upon filing.
This offering is being made solely by means of a written prospectus forming part of the effective registration statement and a related preliminary prospectus supplement, which may be obtained for free by visiting the SEC’s website at www.sec.gov or from of any of the following investment banks by calling: BofA Securities, Inc. at 1-800-294-1322, SMBC Nikko Securities America, Inc. at 1-212-224-5135, Wells Fargo Securities LLC at 1-800-645-3751, and Morgan Stanley & Co. LLC at 1-866-718-1649.
ABOUT NUVEEN CHURCHILL DIRECT LENDING CORP.
NCDL is a specialty finance company focused primarily on investing in senior secured loans to private equity-owned U.S. middle market companies. NCDL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. NCDL is externally managed by its investment adviser, Churchill DLC Advisor LLC, and by its sub-adviser, Churchill Asset Management LLC. Both the investment adviser and sub-adviser are affiliates and subsidiaries of Nuveen, LLC (“Nuveen”), the investment management division of Teachers Insurance and Annuity Association of America (“TIAA”) and one of the largest asset managers globally. Churchill Asset Management LLC is a leading capital provider for private equity-backed middle market companies and operates as the exclusive U.S. middle market direct lending and private capital business of Nuveen and TIAA.
FORWARD-LOOKING STATEMENTS
Statements included herein contain certain “forward-looking statements” within the meaning of the federal securities laws, including statements with regard to the Notes offering and the anticipated use of the net proceeds of the offering. Forward-looking statements can be identified by the use of forward looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or negative versions of those words, other comparable words or other statements that do not relate to historical or factual matters. The forward-looking statements are based on our beliefs, assumptions and expectations of future events and our future performance, taking into account all information currently available to us. These statements are not guarantees of future events, performance, condition or results and involve a number of risks and uncertainties, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K, our quarterly reports on Form 10-Q, and our other filings with the SEC. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including, but not limited to: changes in the financial, capital, and lending markets; general economic, political, and industry trends and other external factors; and the dependence of NCDL’s future success on the general economy and its impact on the industries in which it invests.
Any forward-looking statement speaks only as of the date on which it is made. The Company undertakes no duty to update any forward-looking statements made herein, whether as a result of new information, future developments or otherwise, except as required by law.
Investor Contact:
Investor Relations
Robert.Paun@churchillam.com
Media Contact:
Prosek Partners
Madison Hanlon
Pro-churchill@prosek.com